Income taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income taxes
6.4 Income taxes

(CHF in millions)	2023	2022	2021

Current income taxes	35.7	38.7	7.1
Deferred income taxes	(46.2)	(18.6)	3.6
Income tax expense (benefit)	(10.5)	20.2	10.6

The income taxes reflected in the financial statements and the amount calculated at the expected tax rate (starting with On Holding AG's statutory corporate income tax rate in Switzerland) reconcile as follows:

(CHF in millions)		2023		2022		2021

Income / (loss) before taxes		69.1		77.9		(159.6)
Expected tax rate / tax expense	19.7%	13.6	19.7%	15.3	19.7%	(31.4)
Non-deductible expenses	10.3%	7.1	9.2%	7.2	(25.4)%	40.6
Income not subject to tax	(22.4)%	(15.5)	(9.5)%	(7.4)	(0.2)%	0.3
Effects of (de-)recognition of tax losses	(2.4)%	(1.7)	2.9%	2.2	(0.4)%	0.6
Local actual tax rate different to On's expected average tax rate	(1.1)%	(0.8)	2.0%	1.5	(0.6)%	1.0
Prior year adjustments and other items, net	(19.2)%	(13.3)	1.6%	1.3	0.2%	(0.3)
Effective tax rate / income tax expense (benefit)	(15.1)%	(10.5)	25.9%	20.2	(6.7)%	10.6

In 2023, the effective tax rate was (15.1)%, the effective tax rate in 2022 was 25.9%.
In both years, the effective tax rate was lowered by income not subject to tax that mainly related to tax incentives in Switzerland granted in connection with patents. The Swiss patent box regime was more effective than in 2022 due to the higher profitability of our Swiss entities. Another positive impact on the 2023 effective tax rate is attributable to securing prior-year tax deductions in 2023 in connection with our share-based payment plans. In order to determine these tax benefits, a detailed analysis of prior financial years and extensive documentation was required but not available during the original filing.
In some jurisdictions where we operate, the deduction of expenses related to share-based payment plans is restricted. In 2023 and 2022, therefore, non-deductible expenses, mainly related to our share-based payment programs, impacted the effective tax rate.
Change of net deferred tax assets and liabilities:

(CHF in millions)	2023	2022

Net amount at January 1	13.9	(3.4)
thereof deferred tax assets	31.7	2.2
thereof deferred tax liabilities	(17.9)	(5.6)
Taxes charged
to income statement	46.2	18.6
to other comprehensive income	0.7	(0.9)
Exchange differences	(1.6)	(0.4)
Net amount at December 31	59.1	13.9
thereof deferred tax assets	69.5	31.7
thereof deferred tax liabilities	(10.5)	(17.9)
Deferred tax assets and liabilities relate to the following items:

			12/31/23			12/31/22
(CHF in millions)	Assets	Liabilities	Net amount	Assets	Liabilities	Net amount

Trade receivables	0.1	(0.6)	(0.5)	—	(1.0)	(1.0)
Inventories	50.1	(8.0)	42.0	23.4	(15.4)	7.9
Other current assets	0.7	(0.4)	0.3	0.7	—	0.7
Property, plant and equipment	0.1	(0.1)	0.1	—	(0.1)	(0.1)
Right-of-use assets	—	(6.2)	(6.2)	—	(6.4)	(6.4)
Intangible assets	—	(3.0)	(3.0)	—	(3.3)	(3.3)
Other current financial liabilities	1.1	(0.1)	1.0	1.1	—	1.1
Other current operating liabilities	17.2	(2.6)	14.6	7.1	(0.8)	6.3
Current provisions	0.1	—	0.1	0.1	—	0.1
Employee benefit obligations	0.4	—	0.4	1.2	—	1.2
Non-current provisions	0.4	—	0.4	0.4	—	0.4
Other non-current financial liabilities	6.2	—	6.2	5.6	—	5.6
Tax loss carryforwards	3.6	—	3.6	1.2	—	1.2
Deferred tax assets (liabilities)	80.0	(21.0)	59.1	40.9	(27.0)	13.9
Offsetting	(10.5)	10.5		(9.1)	9.1
Deferred tax assets (liabilities) on balance sheet	69.5	(10.5)	59.1	31.7	(17.9)	13.9

Pillar Two income tax disclosure
In December 2021, the OECD published key parameters and model rules on a global minimum tax rate of 15% (Pillar Two) for multinational enterprises with revenue of more than EUR 750 million, such as our business. Many jurisdictions in which we are subject to income taxes, global minimum tax rules have been enacted, or substantively enacted, which can impose detailed reporting obligations and increase compliance and systems-related costs on our businesses. In Switzerland, where the Group is headquartered, the enacted legislation is currently limited to the introduction of a Qualified Domestic Minimum Top-up Tax effective 1 January 2024.
We have applied the temporary exception issued by the IASB in May 2023 from the accounting requirements for deferred taxes in IAS 12. Accordingly, we neither recognises nor discloses information about deferred tax assets and liabilities related to Pillar Two income taxes.
As an integral part of the rule set, the OECD has published transitional Country-by-Country Report (CbCR) Safe Harbor rules, with the purpose to remove the obligation of calculating the Pillar Two effective tax rate for operations in lower-risk jurisdictions during the initial years when the rules take effect. In applying the transitional CBCR Safe Harbor rules on the fiscal year end 2023 consolidated financial statements, the majority of the jurisdictions in which we operate are expected to qualify for the transitional CbCR Safe Harbor rules.
We are continuing to assess the impact of the Pillar Two income taxes legislation on our financial performance.

Accounting policies	Income taxes include all current and deferred taxes which are based on income. Taxes which are not based on income, such as taxes on wealth and capital, are recorded as other operating expenses.

Where the final tax outcome is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made. Deferred tax is recorded on the valuation differences (temporary differences) between the tax bases of assets and liabilities and their carrying values in the consolidated balance sheet. Deferred tax assets are recognized to the extent that it is probable that future taxable income will be available against which the temporary differences and tax losses can be offset.

Deferred income tax liabilities are provided for on taxable temporary differences arising from investments in subsidiaries, except for deferred income tax liability where the timing of the reversal of the temporary difference is controlled by On and it is probable that the temporary difference will not reverse in the foreseeable future.
Current and deferred tax assets and liabilities are offset whenever they relate to the same taxing authority and taxable entity.

Significant judgments and accounting estimates	On is subject to income taxes in numerous jurisdictions and significant judgment is required in determining the worldwide provision for income taxes. The multitude of transactions and calculations implies estimates and assumptions. On recognizes liabilities on the basis of amounts expected to be paid to the tax authorities.
Deferred tax assets relate to deductible differences and, in certain cases, tax loss carry forwards, provided that their utilization appears probable. The recoverable value is based on forecasts of the corresponding taxable On entity over a period of several years. The capitalized tax loss carryforwards are essentially related to companies with transfer price arrangements in place, which will lead to a profit before tax. Therefore, the assumption is that the entities can use the tax losses. As actual results may differ from these forecasts, the deferred tax assets may need to be adjusted accordingly.